Exhibit 99.1
1 Dole Food Company, Inc. Earnings Call and Webcast Fiscal Year 2009 March 25, 2010

2 Beth Potillo Treasurer

3 Forward Looking Statements Some of the information presented contains forward-looking statements that involve a number of risks and uncertainties. Forward looking statements, which are based on management's assumptions and describe the company's future plans, strategies and expectations, are generally identifiable by the use of terms such as "anticipate," "will," "expect," "believe," "shall," or similar expressions. The potential risks and uncertainties that could cause the company's actual results to differ materially from those expressed or implied herein include weather-related phenomena; market responses to industry volume pressures; product and raw materials supplies and pricing; electrical power supply and pricing; changes in interest and currency exchange rates; economic crises; quotas, tariffs and other governmental actions; and international conflict.

Non-GAAP Financial Measures EBIT and Adjusted EBITDA are measures commonly used by financial analysts in evaluating the performance of companies. EBIT is calculated by adding the loss from discontinued operations, net of income taxes or subtracting income from discontinued operations, net of incomes taxes, to and from net income (loss), respectively, by subtracting the gain on disposal of discontinued operations, net of income taxes, by adding interest expense and by adding income tax expense or subtracting income tax benefit to and from net income (loss). Adjusted EBITDA is calculated by adding depreciation and amortization from continuing operations to EBIT, by adding the net unrealized loss or subtracting the net unrealized gain on certain derivative instruments (foreign currency and bunker fuel hedges and the cross currency swap), to and from EBIT, respectively, by adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations to and from EBIT, respectively, by adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments to and from EBIT, respectively, and by subtracting the gain on asset sales from EBIT. These items have been adjusted because management excludes these amounts when evaluating the performance of Dole. For 2009, debt retirement costs in connection with Dole's initial public offering are also added to EBIT in calculating Adjusted EBITDA. Net debt is calculated as total debt less cash and cash equivalents. EBIT and Adjusted EBITDA are not calculated or presented in accordance with U.S. GAAP, and EBIT and Adjusted EBITDA are not a substitute for net income attributable to Dole Food Company, Inc., net income, income from continuing operations, cash flows from operating activities or any other measure prescribed by U.S. GAAP. Further, EBIT and Adjusted EBITDA as used herein are not necessarily comparable to similarly titled measures of other companies. However, Dole has included EBIT and Adjusted EBITDA herein because management believes that EBIT and Adjusted EBITDA are useful performance measures for Dole. In addition, EBIT and Adjusted EBITDA are presented because Dole's management believes that these measures are frequently used by securities analysts, investors and others in the evaluation of our Company. EBIT and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, operating income, cash flow or other combined income or cash flow data prepared in accordance with U.S. GAAP. Because of its limitations, EBIT and Adjusted EBITDA and the related ratios presented throughout this document should not be considered as measures of discretionary cash available to invest in business growth or reduce indebtedness. Dole compensates for these limitations by relying primarily on its U.S. GAAP results and using EBIT and Adjusted EBITDA only supplementally.

5 David A. DeLorenzo Chief Executive Officer

6 Continued strong operating performance Significantly reduced leverage Multiple debt financings to improve capital structure Bank facility amendments Two bond offerings to refinance 2009 and 2010 maturities Initial Public Offering Resulted in $330 million in net proceeds to pay down debt and related costs Elimination of cross default provisions Generated approximately $185 million of net cash proceeds from asset sales in 2009 Reduced net debt by $635 million 2009 - A Year to Remember!

7 Significantly Reduced Leverage 1 2 2008 0 2113 Operations 1976 137 Asset sales 1791 185 IPO 1478 313 2009 0 1478 Leverage 5.1x 3.5x ($ millions) (1) (1) IPO proceeds of $330 million net of $17 million of expenses associated with the redemption of the 2014 bonds

Additional week in 2008 Lower North America fuel surcharge Lower earnings in Asia Fresh Incremental marketing spend in Vegetables 2009 2008 Fresh Fruit 42 73 Fresh Vegetables 4 14 Packaged Foods 36 34 Q4 Adjusted EBITDA ($ millions) $68 $101 Packaged foods Fresh vegetables Fresh Fruit

Packaged Foods: New Products Packaged Fruit Dried Fruit Frozen Fruit

Packaged Foods: New Products Asia Europe

11 Salad Guide - First to help consumers easily navigate the salad portfolio using Taste and Texture scales Fresh Vegetables: Salad Guide Marketing Program

Dole Fresh Fruit Bananas Ripening & Dist. Deciduous Fresh Pineapple Other Revenues 1966 1868 264 357 256 $4.7 Billion 2009 Net Revenues

13 Nutrition Education and Research Industry leader in nutrition education Dole Nutrition Institute Dole Nutrition Research Lab in Kannapolis, North Carolina

14 Joseph S. Tesoriero Chief Financial Officer

Segment Revenues 2009 2008 Fresh Fruit 4711 5401 Fresh Vegetables 1025 1087 Packaged Foods 1042 1131 2009 revenues declined 11% ($382 million) divestitures ($113 million) additional week in Q4 2008 ($109 million) currency Lower volumes in packaged foods and vegetables, lower sales in Europe Full Year 2009 2008 Fresh Fruit 1038 1104 Fresh Vegetables 234 248 Packaged Foods 256 288 4th Quarter $6,778 $7,619 $1,528 $1,640 Q4 revenues declined 7% ($52 million) divestitures Including box plants ($113 million) additional week in Q4 2008 +$66 million currency Packaged foods Fresh vegetables Fresh Fruit ($ millions)

Adjusted EBITDA by Segment 2009 2008 Fresh Fruit 323 346 Fresh Vegetables 20 21 Packaged Foods 126 93 FY Adjusted EBITDA increased $7M Fresh Fruit down $23 million Lower banana earnings partially offset by improved pineapple Vegetables flat Incremental marketing spend in Q4 Packaged foods up $33 million Higher pricing, lower costs Full Year 2009 2008 Fresh Fruit 42 73 Fresh Vegetables 4 14 Packaged Foods 36 34 4th Quarter Q4 Adjusted EBITDA declined $33M Additional week in 2008 Lower North America fuel surcharge Lower earnings in Asia Fresh Incremental marketing spend in Vegetables Packaged foods Fresh vegetables Fresh Fruit $417 $410 $68 $101 Note: Graph does not include Corporate/other. ($ millions)

17 Significantly Reduced Leverage 1 2 2008 0 2113 Operations 1976 137 Asset sales 1791 185 IPO 1478 313 2009 0 1478 Leverage 5.1x 3.5x ($ millions) (1) (1) IPO proceeds of $330 million net of $17 million of expenses associated with the redemption of the 2014 bonds

18 18 Refinancing Complete Revolver Term Loan Notes 1Q 09 2Q 09 2009 4Q 09 2010 2011 2012 2013 155 2014 350 228 2015 2016 315 2017 850 Maturity Profile (1) No outstanding borrowings ($ millions) Refinancing of sr. secured facilities completed in Q1 2010 Extends nearest maturity to 2013 Rates reduced by 3% Cash interest expense savings of ~$23 million versus year-end debt capitalization ~$40-$45 million decrease in book interest expense compared to 2009

19 David A. DeLorenzo Chief Executive Officer

Summary Continue to leverage strong brand and market leadership position Focus on value-added products Focus on improving operating efficiency and cash flow Healthy products in line with global wellness trends

21 Q&A

22 Appendix

Adjusted EBITDA ($ millions)

Adjusted Q4 EBITDA by Segment ($ millions)

Adjusted FY EBITDA by Segment ($ millions)

FY & Q4 Income Statements

2009 Quarterly Income Statement

Non-GAAP Financial Measures